UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2020

Wells Fargo

Multi-Sector Income Fund (ERC)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of October 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Multi-Sector Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Multi-Sector Income Fund for the 12-month period that ended October 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April through period-end to offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had generally positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 9.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -2.61%, while the MSCI EM Index (Net)3 had stronger performance, with a 8.25% gain. Among bond indices, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.19%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 4.96%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.59% while the ICE BofA U.S. High Yield Index7 returned 2.54%.

The period began with buoyed investor confidence.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 boosted by the U.S. and China accord on a Phase One trade deal. That, along with the landslide election win by the pro-Brexit U.K. Conservative Party and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little market impact. Meanwhile, slowing Chinese economic activity, partly a result of the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Multi-Sector Income Fund

Letter to shareholders (unaudited)

The 2019 year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 in March led country after country to clamp down on social- and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence in the markets. In the U.S., the Federal Reserve (Fed) introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread advances. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and economic data, including an April unemployment rate of 14.7%, the highest level since World War II. Manufacturing and services purchasing managers’ indices reflected widespread weakening activity in May. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing

“The global spread of COVID-19 in March led country after country to clamp down on social- and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Multi-Sector Income Fund  |  3

Letter to shareholders (unaudited)

“In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections.”

costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By the end of June, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the July expiration of the $600 weekly bonus unemployment benefit. U.S. stocks had strong monthly gains, surpassing broadly positive overall global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, reflecting steady improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s services sector rallied.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with a new round of restrictions affecting economic activity. Meanwhile, Brexit remained unresolved as the European Union and the U.K. failed to strike a deal by a mid-October deadline. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings as that could lead to the passage of long-awaited additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year on year.

4  |  Wells Fargo Multi-Sector Income Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

∎

On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

∎

The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Wells Fargo Multi-Sector Income Fund  |  5

Letter to shareholders (unaudited)

Notice to Shareholders

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

6  |  Wells Fargo Multi-Sector Income Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Strategy summary

The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage backed securities, and investment-grade corporate bonds.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International), Limited

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Chris Lee, CFA®‡*

Michael Lee

Alex Perrin

Michael J. Schueller, CFA®‡*

Lauren van Biljon, CFA®‡

Peter Wilson

Noah Wise, CFA®‡

Average annual total returns (%) as of October 31, 20201

	1 year	5 year	10 year

Based on market value	-5.09	8.04	5.11

Based on net asset value (NAV)	1.86	7.07	5.98

Multi-Sector Income Blended Index[2]	2.03	5.40	4.43

Bloomberg Barclays Credit Bond Index[3]	6.66	5.60	4.88

Bloomberg Barclays U.S. Securitized Index[4]	4.09	3.04	2.98

ICE BofA U.S. High Yield Constrained Index[5]	2.44	6.12	6.06

J.P. Morgan GBI-EM Global Diversified Composite Index[6]	-3.81	3.94	0.44

J.P. Morgan Global Government Bond Index (ex U.S.)[7]	4.88	3.90	1.10

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2020, was 1.75% which includes 0.80% of interest expense.

Comparison of NAV vs. market value[8]

More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 13.

Risk summary

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives

Please see footnotes on page 9.

8  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)

involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Lee and Mr. Schueller became portfolio managers of the Fund effective August 6, 2020.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.

[3]

The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.

[5]

The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[6]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

[7]

The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[8]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total market value of fixed income securities held by the Fund. These amounts are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Multi-Sector Income Fund  |  9

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The Fund’s return based on market value was -5.09% for the 12-month period that ended October 31, 2020. During the same period, the Fund’s return based on its net asset value (NAV) was 1.86%. Based on both its market value and its NAV return, the Fund underperformed the Multi-Sector Income Blended Index, which gained 2.03% over the same period.

Markets were roiled by the pandemic and buoyed by central bank action during the period.

For the 12-month period ending October 31, 2020, corporate bonds and securitized credit sectors delivered mixed results, with sectors directly affected by the pandemic, including hospitality, travel, energy, and retail underperforming and other sectors doing significantly better. Within securitized sectors, Federal Reserve (Fed) asset purchases allowed asset-backed securities (ABS) and agency mortgage-backed securities (MBS) to modestly outperform Treasuries and retrace spread widening from earlier in the year, while continued poor commercial real estate fundamentals caused subordinate commercial mortgage-backed securities (CMBS) to significantly underperform Treasuries over this period. Within corporate bonds, financials outperformed Treasuries with excess returns of 0.61%, while industrials and utilities underperformed by almost 1.50%.

The high-yield market returned 2.5% over the 12-month period ending October 31, 2020, underperforming both investment-grade fixed income and U.S. equities. High-yield spreads (the percentage difference in yield above Treasury bonds of similar maturity) ended 117 basis points (bps; 100 bps equal 1.00%) wider at 532 bps, after retracing more than 550 bps from their widest in March.

A combination of ongoing monetary support from the Fed and the lagged impact of $2.5 trillion in fiscal stimulus helped reverse the economic contraction. Recent data suggests the U.S. economy continued to recover, but at a decelerating pace as an uptick in COVID-19 cases weighed on the economy and Congress failed to provide additional stimulus.

While the past 12 months were constructive overall, the international backdrop was anything but calm. In particular, the global impact of the COVID-19 pandemic caused a large risk-off environment in the first quarter of 2020.

Ten largest holdings (%) as of October 31, 2020[9]

Romania, 3.25%, 4-29-2024	3.23

Mexico, 8.50%, 5-31-2029	3.19

India, 7.32%, 1-28-2024	3.00

Malaysia, 4.23%, 6-30-2031	2.61

Indonesia, 7.00%, 9-15-2030	2.35

Colombia, 7.50%, 8-26-2026	1.95

Romania, 5.00%, 2-12-2029	1.56

Russia, 6.90%, 5-23-2029	1.55

Russia, 6.50%, 2-28-2024	1.49

Mexico, 7.75%, 5-29-2031	1.37

Credit quality as of October 31, 2020[10]

Select securities and sector and certain currency allocations detracted from performance.

Within the high-yield sleeve, sector allocation detracted overall for the period: an overweight to energy exploration and production, an overweight to and underperformance within cable/satellite, and an underweight to and selection within health care were negative. Maturity allocation was also negative, although the impact from an underweight to bonds maturing in seven years or more was offset by strong selection at the long end of the yield curve. The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

Detractors from the international and emerging market sleeve included underweights to the Czech Republic koruna, Chinese yuan, Chilean peso, Polish zloty, and Thai baht.

Within securitized sectors, the largest detractor was the Fund’s allocation to subordinate non-agency CMBS. Within corporate sectors, the Fund’s overweight to financials and BBB-rated bonds detracted.

Please see footnotes on page 9.

10  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)

Allocations to and selection among corporate bonds and higher-rated high-yield bonds and non-U.S. country and currency allocations were positive.

Security selection was positive during the year. Outperformance within the midstream, transportation services, and media/entertainment sectors and an underweight to the leisure sector all contributed to relative returns.

An underweight to riskier CCC and lower-rated credits, which underperformed the broader high-yield market, contributed to performance.

Country and currency allocations were both major drivers of outperformance for the Fund’s international and emerging market sleeve. Country allocation was led by overweight allocations to India, Indonesia, Malaysia, and Mexico. Underweight allocations to China, Czech Republic, Hungary, and Thailand were also value-adds. Duration positioning was also a net contributor to performance.

Currency allocation contributed to overall Fund performance, led by overweight allocations to the Indian rupee, Indonesian rupiah, Malaysian ringgit, Romanian leu, and South African rand, and an underweight to the Brazilian real also contributed.

Within securitized sectors, out-of-benchmark holdings in agency MBS, ABS, and collateralized loan obligations were slight contributors. Among corporate sectors, overweights to industrials and utilities along with security selection were contributors.

The Fund’s respective management teams have a mixed outlook on the market, reflecting an unusually high level of uncertainty.

The Fund’s mortgage and corporate bond sleeve’s management team believes the outlook holds considerable uncertainty, as the ultimate resolution of the COVID-19 pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas, such as travel and leisure, could well be offset by higher spending on housing, in-home entertainment, and the like. The U.S. elections present an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace, as pent-up demand is sated and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all the shortfall.

While there is still substantial uncertainty regarding the pace and extent to which the U.S. economy will recover, we believe current valuations in certain corporate and securitized sectors reflect overly pessimistic outcomes and represent attractive risk-adjusted opportunities. Within securitized sectors, we see value in certain CMBS securities collateralized by property types likely to withstand the current economic downturn. We also see opportunities in residential MBS and ABS, where structural enhancements make credit losses unlikely.

We have an overweight allocation to credit due to historically attractive valuations that compensate for a wide range of downside scenarios. We believe adding credit opportunistically at current levels has historically resulted in very good long-term returns.

We continue to favor financials over industrials given the former’s favorable fundamentals and the latter’s higher leverage levels. Lower event risk in the financial space is also preferred. Utilities have lagged this year due to deteriorating credit metrics, elevated issuance, and ongoing regulatory risks, and this may present a pocket of opportunity. The taxable municipal sector is beginning to look a bit more attractive following market dislocations.

Approximately 61% of the mortgage/corporate sleeve’s exposure is in corporate credit and around 35% is in fixed-rate and floating-rate mortgage securities with the remaining 4% in cash. The largest industry exposures in the credit sector include insurance, energy, banking, and technology companies.

Volatility could create opportunity.

The Fund’s high-yield team believes that while the speed of the U.S. economic recovery may be threatened by efforts to contain COVID-19 and political gridlock, the credit quality and liquidity of the portfolio companies has been built to withstand a wide range of outcomes. The portfolio management team continues to closely monitor the potential impact of COVID-19, trade wars, Fed policy, and Brexit. They expect the default rate to continue to improve from recent peak levels.

Looking forward, the sleeve plans to continue to add yield opportunistically in a risk-neutral framework and exploit potential mispricing presented by volatility in the credit markets.

Please see footnotes on page 9.

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Performance highlights (unaudited)

Emerging market yields have been in a cyclical decline that the emerging market team believes ended in 2020, as it did in previous U.S. election years: 2008, 2012, and 2016. However, we do not foresee a huge rise in longer-maturity yields as the global economy recovers. Over the longer term, yields are likely to remain low as central banks keep short-term rates at or close to zero. The Fund shortened duration this year and we are monitoring the yield increase to determine when to add some duration.

There is no sign of an uptick in inflation expectations, but there is potential for inflation to pick up and this should be closely monitored. Significant accommodation by central banks globally has also added to debt levels and government deficits, putting increased downward pressure on some currencies—in particular, the U.S. dollar. We believe this has increased the downward pressure on the dollar, making emerging market debt in local currency more attractive. The probability of a multi-year U.S. dollar decline has increased. Although we don’t believe the dollar will lose its reserve currency status, a decline in value seems probable.

Effective maturity distribution as of October 31, 2020[11]

Geographic allocations as of October 31, 2020[12]

Please see footnotes on page 9.

12  |  Wells Fargo Multi-Sector Income Fund

Objective, strategies and risks (unaudited)

Investment objective

The Fund seeks to provide a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the Fund.

Principal investment strategies

The Fund allocates its assets between three separate investment strategies, or sleeves.

High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve with an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments).

For purposes of the sleeve’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the sleeve will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The sleeve’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.

The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.

In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.

In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.

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Objective, strategies and risks (unaudited)

International/Emerging Markets Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-40% of its total assets to an investment strategy that focuses on developed and emerging market debt securities, including obligations of foreign governments or governmental entities, foreign corporations, or supranational agencies denominated in various currencies. Within this sleeve, the Fund invests in at least three countries or supranational agencies.

Up to 10% of the debt securities in the sleeve may be below investment grade. The weighted average credit quality of the sleeve is expected to be investment grade.

Currency is managed as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The sleeve may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.

While we may purchase securities of any maturity or duration, under normal circumstances, we expect this sleeve of the Fund’s portfolio to maintain a dollar-weighted average effective maturity of between 5 and 14 years, and a dollar-weighted average effective duration of between 3 1/2 and 10 years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in this sleeve of the Fund. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

We use proprietary models and systems to assess and highlight areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, an optimization process accounts for multiple iteration scenarios to create, what we believe to be, an optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an over, or underweight of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro ‘top-down’ quantitative models are used in conjunction with our investment expertise and aligned with a ‘bottom-up’ security selection process. Each of our quantitative models and investment expertise are equally important in our security selection process.

Sell decisions with respect to this sleeve are valuation-driven based on our models and our fundamental analysis. We may also sell a security held by this sleeve of the Fund due to changes in portfolio strategy or cash flow needs.

Mortgage/Corporate Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-30% of its total assets to an investment strategy that focuses on adjustable-rate and fixed-rate mortgage backed securities (including collateralized mortgage obligations (“CMOs”)) and asset-backed securities) and investment grade corporate bonds. Mortgage backed securities in which the sleeve invests may include both non-agency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. The sleeve may invest in securities with a broad range of maturities.

Under normal circumstances, we expect to maintain an average weighted credit quality rating for the sleeve of investment-grade (BBB-/Baa3 or better). As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions for this sleeve of the Fund.

We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.

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Objective, strategies and risks (unaudited)

The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. The Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.

In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.

Other investment techniques and strategies

As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.

Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.

Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

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Objective, strategies and risks (unaudited)

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.

U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.

Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate

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Objective, strategies and risks (unaudited)

liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:

∎	As a hedge against adverse changes in securities market prices or interest rates; and

∎	As a substitute for purchasing or selling securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

Principal risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such

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Objective, strategies and risks (unaudited)

changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of the Fund. Mortgage dollar roll transactions involve the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting the fund’s ability to repurchase securities at the agreed upon price.

Leverage Risk. Certain transactions, such as derivatives, may give rise to a form of leverage (i.e., the Fund’s exposure to underlying securities, assets or currencies exceeds its net asset value). Leverage increases the Fund’s portfolio losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.

Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance

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Objective, strategies and risks (unaudited)

the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares

Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying

Wells Fargo Multi-Sector Income Fund  |  19

Objective, strategies and risks (unaudited)

instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Sovereign Debt Risk. Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

20  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 1.08%
FHLMC (5 Year Treasury Constant Maturity +2.06%) ±	3.50%	9-1-2032	$542,061	$544,076
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.78	2-1-2037	95,390	100,580
FHLMC	8.50	7-1-2028	17,859	20,379
FHLMC Series 2012-K17 Class B 144A±±##	4.32	12-25-2044	675,000	698,598
FHLMC Series 2012-K18 Class B 144A±±	4.24	1-25-2045	810,000	839,285
FHLMC Series 2013-K30 Class B 144A±±	3.56	6-25-2045	700,000	743,001
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	0.60	12-15-2031	11,327	11,348
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	0.55	2-15-2033	33,395	32,832
FHLMC Series 3987 Class CI (c)	3.50	6-15-2026	3,044,736	92,519
FHLMC Series K016 Class X1 ±±(c)	1.48	10-25-2021	313,091	2,379
FHLMC Series K020 Class X1 ±±(c)	1.36	5-25-2022	5,872,778	98,834
FNMA (6 Month LIBOR +1.64%) ±	2.52	9-1-2037	21,983	22,101
FNMA	6.00	4-1-2033	52,616	55,011
FNMA	7.50	2-1-2030	11,836	11,924
FNMA	7.50	9-1-2030	16,331	16,456
FNMA Series 1997-20 Class IO ±±(c)	1.84	3-25-2027	143,882	2,831
FNMA Series 2001-25 Class Z	6.00	6-25-2031	55,974	63,358
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	0.75	7-25-2031	2,829	2,850
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	0.65	6-25-2031	2,849	2,875
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	0.55	12-18-2032	18,056	18,070
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	0.70	1-25-2033	4,706	4,735
FNMA Series G91-16 Class F (1 Month LIBOR +0.45%) ±	0.60	6-25-2021	18	18
FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	1.20	3-25-2022	2,039	2,039
GNMA	6.50	6-15-2028	15,269	16,898
GNMA Series 2019-H06 Class HI ±±(c)	1.73	4-20-2069	5,918,620	299,469

Total Agency Securities (Cost $3,487,187)				3,702,466

Asset-Backed Securities: 0.61%
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	134,042	136,292
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	0.81	10-25-2032	105,994	105,159
CVS Pass-Through Trust Series T	6.04	12-10-2028	393,445	447,850
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	996,396
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	0.95	12-25-2031	6,769	6,722
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	143,602	145,558
Saxon Asset Securities Trust Series 2002-1 Class AF5	5.42	12-25-2030	95,232	98,561
Structured Asset Securities Corporation Series 2002-9 Class A2 (1 Month LIBOR +0.60%) ±	0.45	10-25-2027	4,180	4,174
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.37	10-25-2027	157,046	157,758

Total Asset-Backed Securities (Cost $2,103,350)				2,098,470

			Shares
Common Stocks: 1.80%

Energy: 1.80%

Energy Equipment & Services: 1.04%
Bristow Group Incorporated †			172,209	3,578,503

Oil, Gas & Consumable Fuels: 0.76%
Denbury Incorporated †			133,818	2,220,041
Whiting Petroleum Corporation †			27,317	398,828

				2,618,869

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  21

Portfolio of investments—October 31, 2020

			Shares	Value
Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	$616

Total Common Stocks (Cost $8,137,254)				6,197,988

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 69.79%

Communication Services: 10.99%

Diversified Telecommunication Services: 0.89%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$160,000	158,800
Cablevision Lightpath LLC 144A	5.63	9-15-2028	140,000	141,400
Consolidated Communications Incorporated 144A	6.50	10-1-2028	550,000	565,125
Frontier Communications Corporation 144A	5.88	10-15-2027	180,000	183,375
Level 3 Financing Incorporated 144A	3.63	1-15-2029	425,000	411,188
Level 3 Financing Incorporated 144A	4.25	7-1-2028	375,000	376,875
Level 3 Financing Incorporated	5.38	1-15-2024	700,000	705,047
Windstream Corporation 144A	7.75	8-15-2028	530,000	512,113

				3,053,923

Entertainment: 0.19%
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	625,000	668,750

Media: 8.30%
Block Communications Incorporated 144A	4.88	3-1-2028	150,000	153,750
CCO Holdings LLC 144A	4.50	8-15-2030	3,000,000	3,116,250
CCO Holdings LLC 144A	4.50	5-1-2032	250,000	258,125
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	157,950
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	472,500
CCO Holdings LLC 144A	5.75	2-15-2026	2,500,000	2,591,650
Charter Communications Operating LLC	5.05	3-30-2029	675,000	804,342
Cinemark Incorporated	4.88	6-1-2023	2,225,000	1,865,418
Cinemark Incorporated	5.13	12-15-2022	800,000	694,000
Cinemark Incorporated 144A	8.75	5-1-2025	75,000	77,438
CSC Holdings LLC 144A	4.13	12-1-2030	225,000	228,776
CSC Holdings LLC 144A	4.63	12-1-2030	625,000	624,831
CSC Holdings LLC 144A	5.38	2-1-2028	425,000	451,563
CSC Holdings LLC 144A	5.50	5-15-2026	1,275,000	1,324,406
Diamond Sports Group LLC 144A	5.38	8-15-2026	675,000	393,188
Diamond Sports Group LLC 144A	6.63	8-15-2027	1,300,000	539,500
DISH Network Corporation	3.38	8-15-2026	1,300,000	1,149,083
Gray Television Incorporated 144A	4.75	10-15-2030	600,000	591,000
Gray Television Incorporated 144A	5.88	7-15-2026	700,000	728,588
Gray Television Incorporated 144A	7.00	5-15-2027	325,000	350,594
Interpublic Group of Companies	4.00	3-15-2022	750,000	781,721
Lamar Media Corporation	4.00	2-15-2030	800,000	807,000
Lamar Media Corporation	5.75	2-1-2026	100,000	103,470
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	2,000,000	2,085,000
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	450,000	453,375
Nielsen Finance LLC 144A	5.63	10-1-2028	380,000	393,300
Nielsen Finance LLC 144A	5.88	10-1-2030	1,800,000	1,892,250
Outfront Media Capital Corporation 144A	4.63	3-15-2030	675,000	620,156
Outfront Media Capital Corporation 144A	5.00	8-15-2027	25,000	23,688
Outfront Media Capital Corporation	5.63	2-15-2024	20,000	20,150

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Media (continued)
QVC Incorporated	4.75%	2-15-2027	$150,000	$153,047
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,600,000	2,262,000
Scripps Escrow Incorporated 144A	5.88	7-15-2027	100,000	97,250
The E.W. Scripps Company 144A	5.13	5-15-2025	2,460,000	2,346,225

				28,611,584

Wireless Telecommunication Services: 1.61%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	375,000	377,700
Sprint Capital Corporation	6.88	11-15-2028	175,000	221,156
Sprint Capital Corporation	8.75	3-15-2032	975,000	1,459,049
Sprint Spectrum Company 144A	5.15	9-20-2029	750,000	870,000
T-Mobile USA Incorporated	4.50	2-1-2026	125,000	128,125
T-Mobile USA Incorporated	4.75	2-1-2028	425,000	455,344
T-Mobile USA Incorporated	5.13	4-15-2025	425,000	435,625
T-Mobile USA Incorporated	5.38	4-15-2027	1,500,000	1,601,250

				5,548,249

Consumer Discretionary: 8.93%

Auto Components: 1.59%
Allison Transmission Incorporated 144A	4.75	10-1-2027	650,000	669,500
Allison Transmission Incorporated 144A	5.00	10-1-2024	2,250,000	2,270,138
Allison Transmission Incorporated 144A	5.88	6-1-2029	400,000	436,752
Clarios Global LP 144A	6.25	5-15-2026	125,000	130,625
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,979,325

				5,486,340

Automobiles: 0.48%
Ford Motor Company	4.75	1-15-2043	1,500,000	1,389,375
Ford Motor Company	9.00	4-22-2025	100,000	117,625
Ford Motor Company	9.63	4-22-2030	100,000	134,250

				1,641,250

Diversified Consumer Services: 2.31%
Carriage Services Incorporated 144A	6.63	6-1-2026	1,700,000	1,786,802
Prime Security Service Borrower LLC 144A	3.38	8-31-2027	1,205,000	1,162,825
Service Corporation International	7.50	4-1-2027	3,400,000	4,114,000
Service Corporation International	8.00	11-15-2021	850,000	901,000

				7,964,627

Hotels, Restaurants & Leisure: 2.51%
Carnival Corporation 144A	11.50	4-1-2023	800,000	884,000
CCM Merger Incorporated 144A	6.00	3-15-2022	2,198,000	2,234,267
CCM Merger Incorporated 144A%%	6.38	5-1-2026	975,000	998,156
Hilton Domestic Operating Company	4.88	1-15-2030	100,000	102,875
NCL Corporation Limited 144A	12.25	5-15-2024	800,000	888,000
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	1,400,000	1,457,750
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	1,875,000	1,898,438
Yum! Brands Incorporated 144A	7.75	4-1-2025	150,000	164,768

				8,628,254

Multiline Retail: 0.16%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	561,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  23

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Specialty Retail: 1.69%
Asbury Automotive Group Incorporated 144A	4.50%	3-1-2028	$419,000	$426,333
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	406,000	419,195
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	450,000	450,563
Lithia Motors Incorporated 144A	5.25	8-1-2025	945,000	978,075
Lithia Motors Incorporated 144A	4.38	1-15-2031	175,000	180,688
Lithia Motors Incorporated 144A	4.63	12-15-2027	150,000	157,890
Michaels Stores Incorporated 144A	4.75	10-1-2027	220,000	215,050
Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	2,195,688
Sonic Automotive Incorporated	6.13	3-15-2027	775,000	799,699

				5,823,181

Textiles, Apparel & Luxury Goods: 0.19%
The William Carter Company 144A	5.50	5-15-2025	125,000	131,250
The William Carter Company 144A	5.63	3-15-2027	500,000	524,688

				655,938

Consumer Staples: 0.92%

Beverages: 0.20%
Cott Beverages Incorporated 144A	5.50	4-1-2025	675,000	696,938

Food & Staples Retailing: 0.09%
Albertsons Companies Incorporated 144A	4.63	1-15-2027	150,000	155,625
Albertsons Companies Incorporated 144A	4.88	2-15-2030	150,000	159,315

				314,940

Food Products: 0.63%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	500,000	530,000
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,305,000	1,335,994
Prestige Brands Incorporated 144A	6.38	3-1-2024	280,000	286,300

				2,152,294

Energy: 13.85%

Energy Equipment & Services: 2.97%
Bristow Group Incorporated †(a)	6.25	10-15-2022	3,855,000	0
Bristow Group Incorporated †	7.75	12-15-2022	2,350,000	2,323,563
Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	1,341,250
Hilcorp Energy Company 144A	5.75	10-1-2025	1,875,000	1,733,213
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	320,621
Oceaneering International Incorporated	6.00	2-1-2028	1,725,000	1,276,500
Pattern Energy Operations LP 144A	4.50	8-15-2028	2,300,000	2,398,049
USA Compression Partners LP	6.88	4-1-2026	850,000	842,869

				10,236,065

Oil, Gas & Consumable Fuels: 10.88%
Antero Midstream Partners LP 144A	5.75	1-15-2028	1,830,000	1,628,700
Apache Corporation	4.25	1-15-2030	40,000	35,350
Apache Corporation	4.38	10-15-2028	750,000	689,325
Apache Corporation	4.75	4-15-2043	525,000	464,625
Apache Corporation	4.88	11-15-2027	50,000	46,925
Archrock Partners LP 144A	6.25	4-1-2028	150,000	144,750
Archrock Partners LP 144A	6.88	4-1-2027	500,000	490,000
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	800,213

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP	5.85%	11-15-2043	$1,125,000	$995,625
Callon Petroleum Company	8.25	7-15-2025	1,395,000	383,625
Cheniere Energy Partners LP	4.50	10-1-2029	400,000	407,808
Cheniere Energy Partners LP	5.25	10-1-2025	3,075,000	3,130,350
Cheniere Energy Partners LP	5.63	10-1-2026	300,000	307,500
Energy Transfer Partners LP	5.20	2-1-2022	750,000	776,277
EnLink Midstream LLC	5.38	6-1-2029	2,225,000	1,904,878
EnLink Midstream Partners LP	4.40	4-1-2024	450,000	407,885
EnLink Midstream Partners LP	5.05	4-1-2045	1,575,000	992,250
EnLink Midstream Partners LP	5.45	6-1-2047	950,000	610,176
EnLink Midstream Partners LP	5.60	4-1-2044	750,000	463,125
Enviva Partners LP 144A	6.50	1-15-2026	2,250,000	2,373,750
EQM Midstream Partners LP 144A	6.00	7-1-2025	75,000	76,875
EQM Midstream Partners LP 144A	6.50	7-1-2027	125,000	131,099
EQM Midstream Partners LP	6.50	7-15-2048	300,000	283,839
Harvest Midstream LP 144A	7.50	9-1-2028	450,000	446,625
Indigo Natural Resources LLC 144A	6.88	2-15-2026	600,000	589,500
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	788,136
Kinder Morgan Incorporated	7.42	2-15-2037	800,000	999,186
Murphy Oil Corporation	5.75	8-15-2025	185,000	151,957
Murphy Oil Corporation	5.88	12-1-2027	150,000	118,362
Murphy Oil USA incorporated	4.75	9-15-2029	75,000	78,563
Nabors Industries Incorporated	4.63	9-15-2021	78,000	62,630
New Fortress Energy Incorporated 144A	6.75	9-15-2025	285,000	293,883
Occidental Petroleum Corporation	4.63	6-15-2045	1,825,000	1,231,875
Occidental Petroleum Corporation	6.20	3-15-2040	425,000	345,015
Occidental Petroleum Corporation	6.45	9-15-2036	4,140,000	3,353,400
Occidental Petroleum Corporation	6.60	3-15-2046	500,000	413,958
Phillips 66	4.30	4-1-2022	625,000	656,502
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	2,050,000	2,101,250
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	252,000
Southwestern Energy Company	7.50	4-1-2026	400,000	407,120
Southwestern Energy Company	7.75	10-1-2027	975,000	1,006,688
Southwestern Energy Company	8.38	9-15-2028	650,000	679,250
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	3,850,000	3,699,773
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	820,000	828,200
Western Midstream Operating LP	5.05	2-1-2030	600,000	569,199
Western Midstream Operating LP	5.30	3-1-2048	1,000,000	805,000
Western Midstream Operating LP	6.25	2-1-2050	75,000	68,891
Whiting Petroleum Corporation (a)	1.25	4-1-2021	1,833,000	0

				37,491,913

Financials: 9.41%

Banks: 1.22%
Bank of America Corporation	5.70	1-24-2022	250,000	266,328
Citigroup Incorporated	4.50	1-14-2022	250,000	262,090
Citigroup Incorporated (U.S. SOFR +3.23%) ±(s)	4.70	1-30-2025	750,000	734,813
City National Bank	5.38	7-15-2022	500,000	534,543
International Finance Corporation	7.50	5-9-2022	4,000,000	739,986
International Finance Corporation	7.50	5-9-2022	5,000,000	924,982
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	750,000	751,660

				4,214,402

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  25

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Capital Markets: 0.60%
ACE Securities Corporation (1 Month LIBOR +2.63%) ±	2.77%	6-25-2033	$49,677	$49,684
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	798,357
Oppenheimer Holdings Incorporated 144A	5.50	10-1-2025	1,200,000	1,200,000

				2,048,041

Consumer Finance: 2.51%
Discover Financial Services	5.20	4-27-2022	750,000	798,184
FirstCash Incorporated 144A	4.63	9-1-2028	445,000	451,675
Ford Motor Credit Company LLC	4.39	1-8-2026	1,450,000	1,460,875
Ford Motor Credit Company LLC	5.11	5-3-2029	2,175,000	2,259,281
Ford Motor Credit Company LLC	5.13	6-16-2025	225,000	234,515
Onemain Finance Corporation	5.38	11-15-2029	625,000	642,188
Onemain Finance Corporation	6.13	3-15-2024	750,000	788,402
Onemain Finance Corporation	6.63	1-15-2028	100,000	109,361
Onemain Finance Corporation	7.13	3-15-2026	925,000	1,025,696
Synchrony Financial	5.15	3-19-2029	750,000	881,119

				8,651,296

Diversified Financial Services: 1.40%
LPL Holdings Incorporated 144A	5.75	9-15-2025	3,700,000	3,820,250
United Shore Financial Services LLC 144A%%	5.50	11-15-2025	1,000,000	1,012,200

				4,832,450

Insurance: 2.69%
American International Group Incorporated	4.88	6-1-2022	750,000	802,068
AmWINS Group Incorporated 144A	7.75	7-1-2026	1,625,000	1,734,688
Assurant Incorporated	3.70	2-22-2030	750,000	787,247
Athene Holding Limited	4.13	1-12-2028	750,000	807,776
Brighthouse Financial Incorporated	4.70	6-22-2047	850,000	823,875
HUB International Limited 144A	7.00	5-1-2026	550,000	563,750
Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	904,161
Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	800,176
Sammons Financial Group Incorporated 144A	4.45	5-12-2027	750,000	788,046
USI Incorporated 144A	6.88	5-1-2025	550,000	559,625
W.R. Berkley Corporation	4.63	3-15-2022	650,000	685,193

				9,256,605

Mortgage REITs: 0.54%
Starwood Property Trust Incorporated	5.00	12-15-2021	1,175,000	1,169,125
Starwood Property Trust Incorporated 144A%%	5.50	11-1-2023	690,000	683,818

				1,852,943

Thrifts & Mortgage Finance: 0.45%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	200,000	173,000
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	150,000	145,500
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,350,000	1,233,563

				1,552,063

Health Care: 5.75%

Health Care Equipment & Supplies: 0.69%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	475,000	491,031
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	400,000	409,500
Hologic Incorporated 144A	3.25	2-15-2029	760,000	763,800

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Health Care Equipment & Supplies (continued)
Hologic Incorporated 144A	4.63%	2-1-2028	$225,000	$235,125
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	500,000	492,500

				2,391,956

Health Care Providers & Services: 4.00%
Centene Corporation 144A	5.38	8-15-2026	125,000	132,188
Cigna Corporation	3.90	2-15-2022	315,000	328,542
CommonSpirit Health AGM Insured	3.82	10-1-2049	750,000	781,834
Community Health Systems Incorporated	6.25	3-31-2023	475,000	470,844
Community Health Systems Incorporated 144A	6.63	2-15-2025	1,925,000	1,877,260
Davita Incorporated 144A	3.75	2-15-2031	400,000	384,500
Davita Incorporated 144A	4.63	6-1-2030	600,000	610,287
Encompass Health Corporation	4.50	2-1-2028	150,000	153,618
Encompass Health Corporation	4.63	4-1-2031	175,000	180,250
Encompass Health Corporation	4.75	2-1-2030	175,000	182,284
Encompass Health Corporation	5.75	9-15-2025	575,000	593,688
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	1,415,000	1,386,700
MPT Operating Partnership LP	4.63	8-1-2029	325,000	340,275
MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,151,095
MPT Operating Partnership LP	5.25	8-1-2026	1,575,000	1,634,063
MPT Operating Partnership LP	6.38	3-1-2024	110,000	112,607
Select Medical Corporation 144A	6.25	8-15-2026	900,000	949,500
Tenet Healthcare Corporation 144A	4.63	6-15-2028	125,000	126,797
Tenet Healthcare Corporation 144A	4.88	1-1-2026	1,025,000	1,039,791
Tenet Healthcare Corporation 144A	5.13	11-1-2027	225,000	231,683
Tenet Healthcare Corporation 144A	6.25	2-1-2027	425,000	441,280
Tenet Healthcare Corporation	7.00	8-1-2025	300,000	306,750
Tenet Healthcare Corporation 144A	7.50	4-1-2025	150,000	161,582
Vizient Incorporated 144A	6.25	5-15-2027	175,000	185,063

				13,762,481

Health Care Technology: 0.83%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	2,375,000	2,373,979
IQVIA Incorporated 144A	5.00	10-15-2026	225,000	233,189
IQVIA Incorporated 144A	5.00	5-15-2027	250,000	261,875

				2,869,043

Life Sciences Tools & Services: 0.11%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	150,000	156,750
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	75,000	78,375
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	150,000	156,750

				391,875

Pharmaceuticals: 0.12%
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	375,000	410,033

Industrials: 8.18%

Aerospace & Defense: 1.48%
L3Harris Technologies Incorporated	4.95	2-15-2021	750,000	752,482
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,704,000	1,733,820
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	600,000	580,236
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	2,025,000	2,045,250

				5,111,788

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  27

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Airlines: 2.17%
Delta Air Lines Incorporated 144A	4.75%	10-20-2028	$3,500,000	$3,574,677
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	2,200,000	2,290,750
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	1,595,000	1,598,404

				7,463,831

Commercial Services & Supplies: 2.65%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	750,000	767,408
Covanta Holding Corporation	5.00	9-1-2030	80,000	81,800
Covanta Holding Corporation	5.88	7-1-2025	515,000	532,489
Covanta Holding Corporation	6.00	1-1-2027	575,000	598,828
IAA Spinco Incorporated 144A	5.50	6-15-2027	1,700,000	1,787,125
KAR Auction Services Incorporated 144A	5.13	6-1-2025	4,200,000	4,231,500
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	1,150,000	1,151,438

				9,150,588

Construction & Engineering: 0.04%
Pike Corporation 144A	5.50	9-1-2028	145,000	148,293

Industrial Conglomerates: 0.06%
General Electric Capital Corporation	4.65	10-17-2021	187,000	194,508

Machinery: 1.03%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,425,000	1,522,969
Trimas Corporation 144A	4.88	10-15-2025	1,997,000	2,026,955

				3,549,924

Professional Services: 0.16%
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	543,766

Trading Companies & Distributors: 0.59%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	1,875,000	1,847,269
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	180,000	191,475

				2,038,744

Information Technology: 4.69%

Communications Equipment: 0.46%
CommScope Incorporated 144A	8.25	3-1-2027	845,000	874,571
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	715,000	708,837

				1,583,408

Electronic Equipment, Instruments & Components: 0.20%
Keysight Technologies Incorporated	4.60	4-6-2027	600,000	698,694

IT Services: 0.86%
Cardtronics Incorporated 144A	5.50	5-1-2025	2,850,000	2,874,938
Tempo Acquisition LLC 144A	5.75	6-1-2025	75,000	78,563

				2,953,501

Semiconductors & Semiconductor Equipment: 0.29%
Broadcom Corporation	3.50	1-15-2028	750,000	806,172
Qorvo Incorporated	4.38	10-15-2029	175,000	187,621

				993,793

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Software: 1.08%
CDK Global Incorporated 144A	5.25%	5-15-2029	$175,000	$187,723
Fair Isaac Corporation 144A	5.25	5-15-2026	1,000,000	1,110,000
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	575,000	582,906
NortonLifeLock Incorporated 144A	5.00	4-15-2025	475,000	483,769
SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	531,415
VMware Incorporated	3.90	8-21-2027	750,000	827,515

				3,723,328

Technology Hardware, Storage & Peripherals: 1.80%
Dell International LLC 144A	7.13	6-15-2024	3,200,000	3,316,096
Diamond 1 Finance Corporation 144A	6.02	6-15-2026	750,000	887,879
Hewlett-Packard Company	4.05	9-15-2022	750,000	796,066
NCR Corporation 144A	6.13	9-1-2029	1,000,000	1,047,500
NCR Corporation 144A	8.13	4-15-2025	150,000	165,000

				6,212,541

Materials: 2.67%

Chemicals: 0.05%
Valvoline Incorporated 144A	4.25	2-15-2030	175,000	178,500

Containers & Packaging: 1.79%
Berry Global Incorporated 144A	4.88	7-15-2026	500,000	523,750
Berry Global Incorporated	5.13	7-15-2023	150,000	151,838
Berry Global Incorporated 144A	5.63	7-15-2027	175,000	183,075
Crown Americas Capital Corporation V	4.25	9-30-2026	100,000	106,363
Crown Americas Capital Corporation VI	4.75	2-1-2026	975,000	1,011,563
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	750,000	898,583
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	900,000	885,375
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	275,000	277,860
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	325,000	341,941
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	600,000	658,500
Sealed Air Corporation 144A	5.25	4-1-2023	325,000	343,281
Silgan Holdings Incorporated	4.13	2-1-2028	750,000	779,025

				6,161,154

Metals & Mining: 0.44%
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	545,000	623,344
Indalex Holdings Corporation (a)	11.50	2-1-2021	2,990,596	0
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	300,000	295,500
Kaiser Aluminum Corporation 144A	6.50	5-1-2025	175,000	185,500
Novelis Corporation 144A	5.88	9-30-2026	400,000	412,752

				1,517,096

Paper & Forest Products: 0.39%
Clearwater Paper Corporation 144A	4.75	8-15-2028	270,000	271,350
Clearwater Paper Corporation 144A	5.38	2-1-2025	350,000	367,938
Vertical U.S. Newco Incorporated 144A	5.25	7-15-2027	675,000	694,710

				1,333,998

Real Estate: 1.65%

Equity REITs: 1.65%
CoreCivic Incorporated	5.00	10-15-2022	575,000	550,563
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	649,553

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  29

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal		Value

Equity REITs (continued)
SBA Communications Corporation 144A	3.88%	2-15-2027		$300,000	$304,875
SBA Communications Corporation	4.00	10-1-2022		225,000	226,969
Service Properties Trust Company	3.95	1-15-2028		385,000	302,225
Service Properties Trust Company	4.75	10-1-2026		200,000	171,000
Service Properties Trust Company	4.95	2-15-2027		625,000	525,000
Service Properties Trust Company	7.50	9-15-2025		1,000,000	1,048,067
SITE Centers Corporation	4.70	6-1-2027		600,000	631,713
The Geo Group Incorporated	5.13	4-1-2023		525,000	422,625
The Geo Group Incorporated	5.88	1-15-2022		600,000	555,000
The Geo Group Incorporated	5.88	10-15-2024		240,000	166,222
The Geo Group Incorporated	6.00	4-15-2026		184,000	119,545

					5,673,357

Utilities: 2.75%

Electric Utilities: 0.96%
Evergy Incorporated	4.85	6-1-2021		750,000	761,075
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024		775,000	809,875
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024		175,000	183,313
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		1,250,000	1,365,625
PG&E Corporation	5.00	7-1-2028		100,000	100,253
PG&E Corporation	5.25	7-1-2030		100,000	100,000

					3,320,141

Independent Power & Renewable Electricity Producers: 1.56%
NSG Holdings LLC 144A	7.75	12-15-2025		2,566,157	2,720,127
TerraForm Power Operating LLC 144A	4.25	1-31-2023		1,025,000	1,042,938
TerraForm Power Operating LLC 144A	4.75	1-15-2030		800,000	858,392
TerraForm Power Operating LLC 144A	5.00	1-31-2028		675,000	741,032

					5,362,489

Multi-Utilities: 0.23%
CMS Energy Corporation	5.05	3-15-2022		750,000	787,058

Total Corporate Bonds and Notes (Cost $235,138,499)					240,468,934

Foreign Corporate Bonds and Notes: 4.37%

Financials: 4.37%

Banks: 4.37%
European Investment Bank	7.25	6-28-2021	BRL	9,000,000	1,619,563
European Investment Bank	8.00	5-5-2027	ZAR	21,000,000	1,424,109
European Investment Bank	8.38	7-29-2022	ZAR	40,000,000	2,626,183
European Investment Bank	8.75	8-18-2025	ZAR	20,000,000	1,403,303
European Investment Bank	9.00	3-31-2021	ZAR	17,400,000	1,089,350
International Bank for Reconstruction & Development	7.00	6-7-2023	ZAR	15,000,000	980,260
International Bank for Reconstruction & Development	7.50	6-9-2021	BRL	5,000,000	898,082
International Bank for Reconstruction & Development	8.25	6-22-2023	BRL	9,000,000	1,686,770
KfW	7.50	11-10-2022	ZAR	36,000,000	2,360,673
Landwirtschaftliche Rentenbank	8.25	5-23-2022	ZAR	15,000,000	972,264

Total Foreign Corporate Bonds and Notes (Cost $18,840,692)					15,060,557

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal		Value
Foreign Government Bonds: 27.50%
Colombia	6.25%	11-26-2025	COP	15,000,000,000	$4,219,767
Colombia	7.50	8-26-2026	COP	22,725,000,000	6,714,730
India	7.32	1-28-2024	INR	710,000,000	10,337,550
Indonesia	7.50	8-15-2032	IDR	57,000,000,000	3,981,231
Indonesia	8.25	5-15-2029	IDR	58,615,000,000	4,402,638
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	8,087,350
Malaysia	4.23	6-30-2031	MYR	33,000,000	8,975,912
Mexico	7.75	5-29-2031	MXN	90,000,000	4,724,730
Mexico	8.50	5-31-2029	MXN	200,000,000	10,999,694
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	TTD	750,000	783,750
Romania	3.25	4-29-2024	RON	46,000,000	11,130,120
Romania	5.00	2-12-2029	RON	20,000,000	5,386,724
Russia	6.50	2-28-2024	RUB	390,000,000	5,125,136
Russia	6.90	5-23-2029	RUB	400,000,000	5,349,798
Russia	7.65	4-10-2030	RUB	325,000,000	4,546,267

Total Foreign Government Bonds (Cost $93,599,311)					94,765,397

Loans: 19.37%

Communication Services: 3.50%

Diversified Telecommunication Services: 0.36%
Cablevision Lightpath LLC (3 Month LIBOR +3.25%) ±<	3.75	9-15-2027		$270,000	265,950
Frontier Communications Corporation (3 Month LIBOR +4.75%) ±‡	5.75	10-8-2021		270,000	266,963
Telesat Canada (1 Month LIBOR +2.75%) ±	2.90	12-7-2026		744,375	716,230

					1,249,143

Media: 2.89%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±	4.40	8-27-2026		3,229,223	3,217,694
Block Communications Incorporated (3 Month LIBOR +2.25%) ±	2.47	2-25-2027		597,000	585,556
CSC Holdings LLC (1 Month LIBOR +2.25%) ±	2.40	1-15-2026		491,250	473,904
CSC Holdings LLC (1 Month LIBOR +2.25%) ±	2.40	7-17-2025		758,498	730,729
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	2.65	4-15-2027		147,014	142,126
Gray Television Incorporated (1 Month LIBOR +2.50%) ±	2.65	1-2-2026		488,545	474,988
Hubbard Radio LLC (6 Month LIBOR +4.25%) ±	5.25	3-28-2025		1,406,490	1,337,333
Montreign Operating Company LLC (1 Month LIBOR +2.75%) ±	2.90	3-22-2021		1,445,025	1,370,360
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.75%) ±	2.90	9-18-2026		1,200,781	1,168,360
Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	2.15	10-4-2023		456,083	444,854

					9,945,904

Wireless Telecommunication Services: 0.25%
Inmarsat plc (1 Month LIBOR +4.50%) ±	5.50	12-11-2026		870,625	851,471

Consumer Discretionary: 1.68%

Auto Components: 0.14%
Belron Finance US LLC (3 Month LIBOR +2.50%) ±‡	2.74	11-7-2024		291,750	283,727
Panther BF Aggregator 2 LP (1 Month LIBOR +3.50%) ±	3.65	4-30-2026		218,732	212,115

					495,842

Distributors: 0.68%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	4.25	11-14-2022		2,391,796	2,327,313

Hotels, Restaurants & Leisure: 0.78%
Carnival Corporation (1 Month LIBOR +7.50%) ±	8.50	6-30-2025		970,770	976,595
CCM Merger Incorporated (3 Month LIBOR +3.75%) ±‡<%%	4.50	10-29-2025		375,000	370,313

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  31

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure (continued)
CCM Merger Incorporated (PRIME +1.25%) ±	4.50%	8-8-2021	$491,308	$486,856
Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	2.15	11-30-2023	876,510	841,818

				2,675,582

Specialty Retail: 0.08%
Rent-A-Center Incorporated (1 Month LIBOR +4.50%) ±‡	4.69	8-5-2026	297,000	294,030

Consumer Staples: 0.03%

Food Products: 0.03%
CHG PPC Parent LLC (1 Month LIBOR +2.75%) ±‡	2.90	3-31-2025	122,188	117,911

Energy: 1.03%

Oil, Gas & Consumable Fuels: 1.03%
Apergy Corporation (3 Month LIBOR +5.00%) ±	6.00	5-28-2027	562,875	559,593
Crestwood Holdings LLC (1 Month LIBOR +7.50%) ±	7.66	3-6-2023	1,809,243	1,119,849
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±	7.75	10-29-2025	600,000	494,250
EPIC Crude Services LP (3 Month LIBOR +5.00%) ±	5.26	3-2-2026	2,000,000	1,386,000

				3,559,692

Financials: 5.38%

Capital Markets: 1.30%
Focus Financial Partners LLC (1 Month LIBOR +2.00%) ±	2.15	7-3-2024	337,067	326,955
Nexus Buyer LLC (1 Month LIBOR +3.75%) ±	3.90	11-9-2026	2,159,750	2,115,475
VFH Parent LLC (1 Month LIBOR +3.00%) ±	3.15	3-1-2026	724,443	715,843
Victory Capital Management Incorporated (3 Month LIBOR +2.50%) ±	2.73	7-1-2026	1,338,436	1,309,432

				4,467,705

Consumer Finance: 0.19%
TransUnion LLC (1 Month LIBOR +1.75%) ±	1.90	11-16-2026	661,046	643,832

Diversified Financial Services: 2.48%
Astro AB Borrower Incorporated (3 Month LIBOR +7.50%) ±‡	8.50	4-30-2023	1,090,000	1,040,950
Resolute Investment Managers Incorporated (1 Month LIBOR +3.75%) ±<	4.75	4-30-2024	2,381,005	2,369,100
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ±<	9.00	4-30-2025	1,090,000	1,084,550
Resolute Investment Managers Incorporated (3 Month LIBOR +3.25%) ±‡	4.25	4-30-2022	2,381,005	2,369,100
Russell Investments US Institutional Holdco Incorporated (3 Month LIBOR +3.00%) ±	4.00	5-30-2025	521,259	516,375
Stonepeak Lonestar Holdings LLC (3 Month LIBOR +4.50%) ±	4.72	10-19-2026	1,176,158	1,162,926

				8,543,001

Insurance: 1.37%
AmWINS Group Incorporated (1 Month LIBOR +2.75%) ±	3.75	1-25-2024	870,293	857,674
BroadStreet Partners Incorporated (1 Month LIBOR +3.25%) ±	3.40	1-27-2027	496,097	477,617
HUB International Limited (3 Month LIBOR +3.00%) ±	3.21	4-25-2025	1,221,875	1,173,354
HUB International Limited (3 Month LIBOR +4.00%) ±	5.00	4-25-2025	694,750	690,324
Solera Holdings Incorporated (2 Month LIBOR +2.75%) ±	2.92	3-3-2023	1,060,767	1,030,652
USI Incorporated (3 Month LIBOR +3.00%) ±	3.22	5-16-2024	291,366	280,378
USI Incorporated (3 Month LIBOR +4.00%) ±	4.22	12-2-2026	223,313	219,545

				4,729,544

Mortgage REITs: 0.04%
Blackstone Mortgage Trust Incorporated (1 Month LIBOR +2.25%) ±	2.40	4-23-2026	148,129	141,710

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Health Care: 1.00%

Health Care Providers & Services: 0.35%
MPH Acquisition Holdings LLC (3 Month LIBOR +2.75%) ±	3.75%	6-7-2023	$371,052	$365,883
Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%) ±	4.25	9-3-2024	511,641	484,058
Team Health Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.75	2-6-2024	432,795	351,646

				1,201,587

Health Care Technology: 0.14%
Change Healthcare Holdings Incorporated (3 Month LIBOR +2.50%) ±	3.50	3-1-2024	483,182	471,045

Pharmaceuticals: 0.51%
Endo Finance LLC (3 Month LIBOR +4.25%) ±	5.00	4-29-2024	287,045	271,975
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	3.15	6-2-2025	1,545,466	1,507,478

				1,779,453

Industrials: 2.37%

Aerospace & Defense: 0.31%
TransDigm Incorporated (1 Month LIBOR +2.25%) ±	2.40	8-22-2024	1,153,267	1,083,045

Airlines: 0.44%
Delta Air Lines Incorporated (3 Month LIBOR +3.75%) ±	4.75	10-20-2027	910,000	905,641
Mileage Plus Holdings LLC (3 Month LIBOR +5.25%) ±	6.25	6-25-2027	595,000	603,812

				1,509,453

Commercial Services & Supplies: 0.53%
IAA Spinco Incorporated (1 Month LIBOR +2.25%) ±	2.44	6-28-2026	943,313	911,872
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±‡	2.44	9-19-2026	39,698	38,010
NorthRiver Midstream Finance LP (3 Month LIBOR +3.25%) ±	3.48	10-1-2025	926,647	864,330

				1,814,212

Construction & Engineering: 0.08%
Pike Corporation 2020 Term Loan B (1 Month LIBOR +3.00%) ±	3.28	7-24-2026	274,313	269,913

Machinery: 0.93%
Alliance Laundry Systems LLC (3 Month LIBOR +3.50%) ±	4.25	10-8-2027	860,000	851,400
Altra Industrial Motion Corporation (1 Month LIBOR +2.00%) ±	2.15	10-1-2025	567,315	555,084
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	3.50	1-31-2024	684,592	677,746
Gates Global LLC (1 Month LIBOR +2.75%) ±	3.75	4-1-2024	590,962	578,652
Vertical U.S. Newco Incorporated (6 Month LIBOR +4.25%) ±	4.57	7-30-2027	550,000	541,409

				3,204,291

Professional Services: 0.08%
The Dun & Bradstreet Corporation (1 Month LIBOR +3.75%) ±	3.91	2-6-2026	273,625	269,121

Information Technology: 2.41%

Communications Equipment: 0.14%
CommScope Incorporated (1 Month LIBOR +3.25%) ±	3.40	4-6-2026	495,000	476,878

IT Services: 1.19%
Applied Systems Incorporated (3 Month LIBOR +3.25%) ±	4.25	9-19-2024	388,845	386,504
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%) ±<	5.02	2-18-2027	2,309,313	2,287,152
Flexential Intermediate Corporation (3 Month LIBOR +3.50%) ±	3.72	8-1-2024	228,821	197,930

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  33

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

IT Services (continued)
Flexential Intermediate Corporation (3 Month LIBOR +7.25%) ±	7.50%	8-1-2025	$1,425,000	$856,012
WEX Incorporated (1 Month LIBOR +2.25%) ±	2.40	5-15-2026	392,990	378,253

				4,105,851

Software: 0.68%
Emerald Topco Incorporated (3 Month LIBOR +3.50%) ±	3.71	7-24-2026	990,000	952,875
Sophia LP (3 Month LIBOR +3.75%) ±<	4.50	10-7-2027	1,420,000	1,395,448

				2,348,323

Technology Hardware, Storage & Peripherals: 0.40%
Dell International LLC (1 Month LIBOR +2.00%) ±	2.75	9-19-2025	1,381,617	1,365,548

Materials: 0.76%

Containers & Packaging: 0.72%
Flex Acquisition Company Incorporated (3 Month LIBOR +3.25%) ±	3.48	6-29-2025	733,097	704,001
Graham Packaging Company Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-4-2027	550,000	544,957
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	2.90	2-5-2023	911,157	893,061
RING Container Technologies (1 Month LIBOR +2.75%) ±	2.90	10-31-2024	364,214	352,075

				2,494,094

Paper & Forest Products: 0.04%
Clearwater Paper Corporation (1 Month LIBOR +3.00%) ±‡	3.24	7-26-2026	119,500	118,604

Real Estate: 0.50%

Equity REITs: 0.50%
The Geo Group Incorporated (1 Month LIBOR +2.00%) ±	2.75	3-22-2024	1,911,667	1,729,466

Utilities: 0.71%

Electric Utilities: 0.71%
The Pacific Gas & Electric Company (3 Month LIBOR +4.50%) ±	5.50	6-23-2025	2,493,750	2,462,578

Total Loans (Cost $68,612,418)				66,746,142

Non-Agency Mortgage-Backed Securities: 5.11%
American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	1.49	4-14-2029	500,000	496,407
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±±	5.66	7-10-2044	519,101	124,584
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	141,480	151,277
Banc of America Funding Corporation Series 2005 Class D-A1 ±±	3.66	5-25-2035	213,183	216,896
Banc of America Merrill Lynch Commercial Mortgage Incorporated Series 2017-BNK6 Class D 144A##	3.10	7-15-2060	1,000,000	785,057
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	3.87	4-25-2033	253,850	241,231
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	195,000	202,573
Bluemountain CLO Limited Series 2015-2A Class A1R (3 Month LIBOR +0.93%) 144A±	1.15	7-18-2027	464,033	459,490
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	14,475	14,897
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	11,015	11,034
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±##	4.88	9-10-2045	1,000,000	957,020
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.25	7-15-2030	394,694	377,379
Commercial Mortgage Trust Series 2012-CR2 Class C ±±##	4.83	8-15-2045	1,000,000	971,061
Commercial Mortgage Trust Series 2012-CR4 Class B 144A##	3.70	10-15-2045	1,000,000	684,981
Commercial Mortgage Trust Series 2012-CR5 Class E 144A±±	4.32	12-10-2045	1,000,000	632,806

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29%	12-10-2044	$190,358	$193,165
Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	512,992
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.54	12-10-2044	500,000	436,600
Commercial Mortgage Trust Series 2013-LC13 Class D 144A±±	5.29	8-10-2046	1,103,000	910,512
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	2.78	10-25-2033	34,203	33,479
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	2.42	9-25-2032	277,575	267,899
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	3.49	6-25-2033	54,042	54,019
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	2.86	3-25-2033	11,677	11,557
Credit Suisse First Boston Mortgage Securities Series 2014-USA Class D 144A	4.37	9-15-2037	750,000	576,168
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	1.15	12-31-2027	210,820	209,823
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	0.47	11-25-2032	48,273	45,374
Goldman Sachs Mortgage Securities Trust Series 2010-C1 Class X 144A±±(c)	1.06	8-10-2043	1,955,248	18,397
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class XA ±±(c)	2.06	5-10-2045	2,339,361	31,245
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.81	11-10-2052	1,000,000	916,838
Goldman Sachs Mortgage Securities Trust Series 2020-DUNE Class D (1 Month LIBOR +1.90%) 144A±	2.05	12-15-2036	1,000,000	886,824
GSAA Home Equity Trust Series 2004-5 Class AF5	4.30	6-25-2034	231	230
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 (1 Month LIBOR +0.30%) 144A±	0.45	3-25-2035	1	1
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class E 144A±±	5.15	5-15-2045	520,000	286,000
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	4.89	1-15-2047	50,000	53,226
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	3.85	7-25-2034	12,591	12,662
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	2.92	7-25-2034	27,591	27,028
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	3.02	6-25-2035	90,543	92,336
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	3.77	12-25-2033	141,888	149,202
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.84	1-25-2034	5,674	5,818
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	3.19	11-21-2034	6,524	6,624
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	3-25-2036	461	439
Mid-State Trust Series 11 Class A1	4.86	7-15-2038	137,954	147,127
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	1.26	1-25-2029	39,608	39,793
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	1.15	5-20-2030	265,157	265,447
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±±(c)	1.42	8-15-2045	3,711,349	66,000
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class D 144A±±	4.08	7-15-2046	1,000,000	531,447
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.15	8-15-2046	569,000	609,257
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 Class D 144A±±	4.24	2-15-2046	692,000	420,603
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.42	3-15-2045	900,000	810,732
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.37	9-25-2034	22,549	24,830
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	1.08	11-25-2034	945,791	911,059

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  35

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±	1.19%	4-20-2027	$276,872	$274,754
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	0.91	4-20-2033	6,818	6,761
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.39	1-5-2043	1,000,000	687,908
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	2.95	3-25-2034	24,213	24,351
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	1.29	11-25-2033	138,505	135,617
Vendee Mortgage Trust Series 2003-2 Class IO ±±(c)	0.64	5-15-2033	2,241,857	43,163
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	68,311	73,356
Wind River CLO Limited Series 2013-2A Class BR (3 Month LIBOR +1.60%) 144A±	1.82	10-18-2030	500,000	484,297

Total Non-Agency Mortgage-Backed Securities (Cost $20,887,337)				17,621,653

		Expiration date	Shares
Rights: 0.10%

Utilities: 0.10%

Independent Power & Renewable Electricity Producers: 0.10%
Vistra Energy Corporation †		12-31-2046	327,375	349,309

Total Rights (Cost $339,487)				349,309

Warrants: 0.00%

Energy: 0.00%

Oil, Gas & Consumable Fuels: 0.00%
Denbury Incorporated †		9-18-2025	9,354	9,354

Total Warrants (Cost $142,215)				9,354

		Maturity date	Principal
Yankee Corporate Bonds and Notes: 9.59%

Communication Services: 0.49%

Diversified Telecommunication Services: 0.14%
Intelsat Connect Finance Company 144A†	9.50	2-15-2023	$400,000	108,000
Intelsat Luxembourg SA †	8.13	6-1-2023	1,050,000	34,125
Telesat Canada Incorporated 144A	6.50	10-15-2027	325,000	323,375

				465,500

Media: 0.35%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	875,000	898,800
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	112,000	112,140
Virgin Media Finance plc 144A	5.00	7-15-2030	200,000	199,000

				1,209,940

Consumer Discretionary: 0.02%

Automobiles: 0.02%
Clarios Global LP 144A	6.75	5-15-2025	50,000	52,880

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 0.23%

Beverages: 0.23%
Pernod Ricard SA 144A	4.45%	1-15-2022	$760,000	$795,521

Energy: 0.82%

Oil, Gas & Consumable Fuels: 0.82%
Baytex Energy Corporation 144A	5.63	6-1-2024	1,575,000	870,188
Baytex Energy Corporation 144A	8.75	4-1-2027	2,500,000	1,100,000
Cenovus Energy Incorporated	5.38	7-15-2025	105,000	110,644
Griffin Coal Mining Company Limited 144A†(a)	9.50	12-1-2016	1,110,230	0
Griffin Coal Mining Company Limited †(a)	9.50	12-1-2016	90,767	0
Husky Energy Incorporated	4.40	4-15-2029	750,000	762,322

				2,843,154

Financials: 3.27%

Banks: 1.26%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	859,767
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	671,125
Corporación Andina de Fomento	4.38	6-15-2022	958,000	1,009,502
NatWest Group plc (5 Year Treasury Constant Maturity +2.35%) ±	3.03	11-28-2035	1,000,000	969,920
Perrigo Finance Unlimited Company	4.38	3-15-2026	750,000	834,748

				4,345,062

Diversified Financial Services: 1.42%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	4,725,000	2,770,031
Intelsat Jackson Holdings SA 144A†	8.50	10-15-2024	1,700,000	1,049,920
Sensata Technologies UK Financing Company plc 144A	6.25	2-15-2026	800,000	828,000
Tyco Electronics Group SA	3.50	2-3-2022	225,000	231,911

				4,879,862

Insurance: 0.59%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	385,000	413,373
Fairfax Financial Holdings Limited	4.85	4-17-2028	750,000	816,565
Sompo International Holdings Limited	7.00	7-15-2034	575,000	813,665

				2,043,603

Health Care: 2.02%

Pharmaceuticals: 2.02%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	683,000	681,293
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	375,000	385,238
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	51,000	50,873
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	1,940,000	1,994,320
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	600,000	618,336
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	575,000	595,844
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	106,000
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	50,000	53,832
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	750,000	623,415
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,750,000	1,838,156

				6,947,307

Industrials: 1.79%

Airlines: 0.33%
Air Canada Company 144A	7.75	4-15-2021	1,125,000	1,133,438

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  37

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value
Commercial Services & Supplies: 1.08%
NorthRiver Midstream Finance LP 144A	5.63%	2-15-2026	$1,315,000	$1,302,508
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	2,350,000	2,417,563

				3,720,071

Electrical Equipment: 0.08%
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	283,828

Machinery: 0.07%
Vertical Holdco GmbH 144A	7.63	7-15-2028	250,000	259,375

Road & Rail: 0.23%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	784,865

Materials: 0.61%

Containers & Packaging: 0.38%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	75,000	76,500
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	125,000	130,791
OI European Group BV 144A	4.00	3-15-2023	1,100,000	1,105,500

				1,312,791

Metals & Mining: 0.23%
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	794,948

Utilities: 0.34%

Electric Utilities: 0.19%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	663,000

Multi-Utilities: 0.15%
Veolia Environnement SA	6.75	6-1-2038	350,000	497,535

Total Yankee Corporate Bonds and Notes (Cost $38,159,402)				33,032,680

	Yield		Shares
Short-Term Investments: 1.83%

Investment Companies: 1.83%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.03		6,300,394	6,300,394

Total Short-Term Investments (Cost $6,300,394)				6,300,394

Total investments in securities (Cost $495,747,546)	141.15%	486,353,344

Other assets and liabilities, net	(41.15)	(141,799,855)

Total net assets	100.00%	$344,553,489

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2020

±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued and/or unfunded loans.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

†	Non-income-earning security
%%	The security is purchased on a when-issued basis.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

BRL	Brazilian real

COP	Colombian peso

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

IDR	Indonesian rupiah

INR	Indian rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

REIT	Real estate investment trust

RON	Romanian lei

RUB	Russian ruble

SOFR	Secured Overnight Financing Rate

TTD	Trinidad and Tobago dollar

ZAR	South African rand

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net, realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$25,641,491	$143,868,346	$(163,209,443)	$0	$0	$6,300,394	1.83%	6,300,394	$117,066

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  39

Statement of assets and liabilities—October 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $489,447,152)	$480,052,950
Investments in affiliated securities, at value (cost $6,300,394)	6,300,394
Cash	13,521
Foreign currency, at value (cost $160,327)	156,134
Receivable for investments sold	4,876,074
Principal paydown receivable	5,012
Receivable for interest and dividends	6,180,641
Prepaid expenses and other assets	4,423

Total assets	497,589,149

Liabilities
Secured borrowing payable	139,000,000
Payable for investments purchased	9,693,681
Payable for Fund shares repurchased	398,384
Advisory fee payable	234,785
Dividends payable	2,681,493
Administration fee payable	21,344
Accrued expenses and other liabilities	1,005,973

Total liabilities	153,035,660

Total net assets	$344,553,489

Net assets consist of
Paid-in capital	$398,417,474
Total distributable loss	(53,863,985)

Total net assets	$344,553,489

Net asset value per share
Based on $344,553,489 divided by 28,388,465 shares issued and outstanding (100,000,000 shares authorized)	$12.14

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Multi-Sector Income Fund

Statement of operations—year ended October 31, 2020

Investment income
Interest (net of foreign withholding taxes of $244,750)	$28,982,005
Income from affiliated securities	117,066
Dividends	29,001

Total investment income	29,128,072

Expenses
Advisory fee	2,860,305
Administration fee	260,028
Custody and accounting fees	172,496
Professional fees	70,202
Shareholder report expenses	58,772
Trustees’ fees and expenses	21,096
Transfer agent fees	35,485
Interest expense	2,924,378
Other fees and expenses	41,390

Total expenses	6,444,152

Net investment income	22,683,920

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(12,629,343)
Foreign currency transactions	(1,155,882)

Net realized losses on investments	(13,785,225)

Net change in unrealized gains (losses) on investments
Unaffiliated securities	(10,069,203)
Foreign currency transactions	(4,190)

Net change in unrealized gains (losses) on investments	(10,073,393)

Net realized and unrealized gains (losses) on investments	(23,858,618)

Net decrease in net assets resulting from operations	$(1,174,698)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  41

Statement of changes in net assets

	Year ended October 31, 2020	Year ended October 31, 2019

Operations
Net investment income	$22,683,920	$25,190,415
Net realized losses on investments	(13,785,225)	(4,494,937)
Net change in unrealized gains (losses) on investments	(10,073,393)	19,217,800

Net increase (decrease) in net assets resulting from operations	(1,174,698)	39,913,278

Distributions to shareholders from
Net investment income and net realized gains	(19,260,099)	(21,507,276)
Tax basis return of capital	(15,609,126)	(16,147,325)

Total distributions to shareholders	(34,869,225)	(37,654,601)

Capital share transactions
Cost of shares repurchased	(23,309,557)	(11,668,690)

Total decrease in net assets	(59,353,480)	(9,410,013)

Net assets
Beginning of period	403,906,969	413,316,982

End of period	$344,553,489	$403,906,969

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Multi-Sector Income Fund

Statement of cash flows—year ended October 31, 2020

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(1,174,698)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(188,773,542)
Proceeds from the sale of long-term securities	239,027,391
Paydowns	1,702,902
Amortization	(525,596)
Proceeds from sales of short-term securities, net	19,341,097
Increase in receivable for investments sold	(4,501,567)
Decrease in principal paydown receivable	1,478
Decrease in receivable for interest and dividends	1,071,360
Decrease in prepaid expenses and other assets	7,330
Increase in payable for investments purchased	4,332,071
Decrease in advisory fee payable	(34,638)
Decrease in administration fee payable	(3,149)
Decrease in trustees’ fees and expenses payable	(3,961)
Decrease in accrued expenses and other liabilities	(863,168)
Litigation payments received	427
Net realized losses on investments	12,629,343
Net change in unrealized gains (losses) on investments	10,073,393

Net cash provided by operating activities	92,306,473

Cash flows from financing activities:
Decrease in secured borrowing payable	(34,000,000)
Cost of shares repurchased	(22,911,173)
Cash distributions paid	(35,225,719)

Net cash used in financing activities	(92,136,892)

Net increase in cash	169,581

Cash (including foreign currency):
Beginning of period	74

End of period	$169,655

Supplemental cash disclosure
Cash paid for interest	$3,631,513

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  43

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.21	$13.10	$14.31	$14.35	$14.06
Net investment income	0.76 [1]	0.81 [1]	0.85 [1]	0.97 [1]	1.08
Net realized and unrealized gains (losses) on investments	(0.86)	0.48	(0.92)	0.18	0.33

Total from investment operations	(0.10)	1.29	(0.07)	1.15	1.41
Distributions to shareholders from
Net investment income	(0.65)	(0.70)	(0.46)	(0.70)	(0.97)
Tax basis return of capital	(0.52)	(0.52)	(0.83)	(0.53)	(0.17)

Total distributions to shareholders	(1.17)	(1.22)	(1.29)	(1.23)	(1.14)
Anti-dilutive effect of shares repurchased	0.20	0.04	0.15	0.04	0.02
Net asset value, end of period	$12.14	$13.21	$13.10	$14.31	$14.35
Market value, end of period	$10.85	$12.67	$11.57	$13.05	$12.66
Total return based on market value[2]	(5.09)%	20.91%	(1.91)%	13.07%	15.66%
Ratios to average net assets (annualized)
Expenses[3]	1.75%	2.29%	2.14%	1.68%	1.39%
Net investment income[3]	6.15%	6.17%	6.12%	6.73%	7.94%
Supplemental data
Portfolio turnover rate	36%	26%	25%	38%	29%
Net assets, end of period (000s omitted)	$344,553	$403,907	$413,317	$499,824	$590,840
Borrowings outstanding, end of period (000s omitted)	$139,000	$173,000	$187,000	$187,000	$220,000
Asset coverage per $1,000 of borrowing, end of period	$3,479	$3,335	$3,210	$3,673	$3,686

[1]	Calculated based upon average shares outstanding

[2]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2020	0.80%
Year ended October 31, 2019	1.32%
Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Multi-Sector Income Fund  |  45

Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2020, the aggregate cost of all investments for federal income tax purposes was $497,629,453 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$19,443,486

Gross unrealized losses	(30,719,595)

Net unrealized losses	$(11,276,109)

As of October 31, 2020, the Fund had capital loss carryforwards which consist of $13,476,458 in short-term capital losses and $26,393,929 in long-term capital losses.

46  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$3,702,466	$0	$3,702,466

Asset-backed securities	0	2,098,470	0	2,098,470

Common stocks

Energy	6,197,372	0	0	6,197,372

Materials	616	0	0	616

Corporate bonds and notes	0	240,468,934	0	240,468,934

Foreign corporate bonds and notes	0	15,060,557	0	15,060,557

Foreign government bonds	0	94,765,397	0	94,765,397

Loans	0	61,168,788	5,577,354	66,746,142

Non-agency mortgage-backed securities	0	17,621,653	0	17,621,653

Rights

Utilities	0	349,309	0	349,309

Warrants

Energy	0	9,354	0	9,354

Yankee corporate bonds and notes	0	33,032,680	0	33,032,680

Short-term investments

Investment companies	6,300,394	0	0	6,300,394

Total assets	$12,498,382	$468,277,608	$5,577,354	$486,353,344

Wells Fargo Multi-Sector Income Fund  |  47

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Common Stocks	Preferred Stocks	Total
Balance as of October 31, 2019	$10,841,245	$1,389,651	$2,858,404	$15,089,300

Accrued discounts (premiums)	8,452	0	0	8,452

Realized losses	(471,020)	0	0	(471,020)

Change in unrealized gains (losses)	576,430	(451,572)	(436,556)	(311,698)

Purchases	2,085,675	0	0	2,085,675

Sales	(4,821,095)	0	0	(4,821,095)

Transfer into Level 3	2,690,837	0	0	2,690,837

Transfer out of Level 3	(5,333,170)	(938,079)	(2,421,848)	(8,693,097)

Balance as of October 31, 2020	$5,577,354	$0	$0	$5,577,354

Change in unrealized gains (losses) relating to securities still held at October 31, 2020	$(63,818)	0	0	$(63,818)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended October 31, 2020 and the year ended October 31, 2019, the Fund did not issue any shares.

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open-market transactions beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees delegated to Funds Management full discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2020, the Fund purchased 2,185,121 of its shares on the open-market at a total cost of $23,309,557 (weighted average price per share of $10.65). The weighted average discount of these repurchased shares was 9.82%.

48  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements

6. BORROWINGS

The Fund has borrowed $139,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility, which was effective October 27, 2020, has a commitment amount of up to $139,000,000. The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2020 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 27, 2020, the Fund had a commitment amount of $173,000,000 with interest charged at the London Interbank Offered Rate (LIBOR) plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which was waived if the amount drawn on the Facility was over 75% of the committed amount.

During the year ended October 31, 2020, the Fund had average borrowings outstanding of $144,693,989 at an average interest rate of 2.02% and paid interest in the amount of $2,924,378, which represents 0.80% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2020 were $180,566,175 and $212,087,001, respectively.

As of October 31, 2020, the Fund had the following unfunded term loan commitments:

	Unfunded commitments	Unrealized gain (loss)

Cablevision Lightpath LLC, 0.00%, 9-15-2027	270,000	$(2,700)

CCM Merger Incorporated, 4.50%, 10-29-2025	375,000	938

Fiserv Investment Solutions Incorporated, 5.02%, 2-18-2027	2,035,000	(12,864)

Resolute Investment Managers Incorporated, 4.75%, 4-30-2024	2,381,005	0

Resolute Investment Managers Incorporated, 9.00%, 4-30-2025	1,090,000	0

Sophia LP, 4.50%, 10-7-2027	900,000	(12,391)

	7,051,005	$(27,017)

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	Year ended October 31

	2020	2019

Ordinary income	$19,260,099	$21,507,276

Tax basis return of capital	$15,609,126	16,147,325

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward

$(11,269,188)	$(39,870,387)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Multi-Sector Income Fund  |  49

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

12. SUBSEQUENT DISTRIBUTION

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount

October 30, 2020	November 13, 2020	December 1, 2020	$0.09275

November 20, 2020	December 14, 2020	January 4, 2021	0.09215

These distributions are not reflected in the accompanying financial statements.

13. SUBSEQUENT EVENT

On November 17, 2020, the Fund announced a renewal of its Buyback Program. Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. Funds Management, as the Fund’s adviser, will continue to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

50  |  Wells Fargo Multi-Sector Income Fund

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees

Wells Fargo Multi-Sector Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Multi-Sector Income Fund (the Fund), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 22, 2020

Wells Fargo Multi-Sector Income Fund  |  51

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended October 31, 2020, $35,225,719 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

52  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Wells Fargo Multi-Sector Income Fund  |  53

Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

54  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

Wells Fargo Multi-Sector Income Fund  |  55

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Multi-Sector Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Multi-Sector Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (collectively, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), Limited (“WFAM International”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WFAM International (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans and of their approaches to data privacy and cybersecurity, including related testing.

The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

56  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for the one-, three- and five-year periods ended both December 31, 2019, and lower than the average investment performance of the Fund for the ten-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for the three- and five-year periods ended March 31, 2020, and lower than the average investment performance of the Custom Peer Group for the one- and ten-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark, the Multi-Sector Income Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark, the Multi-Sector Income Blended Index, for the five- and ten-year periods ended March 31, 2020, and lower than the performance of the benchmark index for the one- and three-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than or equal to the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for the Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo Multi-Sector Income Fund  |  57

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

58  |  Wells Fargo Multi-Sector Income Fund

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant

to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

Wells Fargo Multi-Sector Income Fund  |  59

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1120-00552 12-20

AMSI/AR143 10-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2020	Fiscal year ended October 31, 2019
Audit fees	$67,510	$55,060
Audit-related fees	—	—
Tax fees (1)	4,340	4,290
All other fees	—	—

	$71,850	$59,350

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
Judith M. Johnson
David F. Larcker
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson
Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

March 2020

The Multi-Sector Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Wells Fargo Asset Management (“WFAM”) Stewardship. As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products. WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees

WFAM Proxy Governance Committee. The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee

Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-

Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1. First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.2

2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance -Committee) for case-by-case review and vote determination.

3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight

The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Policy Review and Ad Hoc Meetings

The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention. The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

U.S. Regulation. These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on WFAM’s website. In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results. WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Chris Lee, CFA

Mr. Lee is a senior portfolio manager the WFAM Multi Sector Fixed Income-Plus and High Yield team. He has served as head of high yield trading for the WFAM U.S. High Yield Fixed Income team. Chris rejoined WFAM in 2012 from Silver Lake Credit where he served as a managing director, co-portfolio manager, and head of trading. Prior to joining Silver Lake in 2007, Chris served as a senior analyst/portfolio manager on the U.S. High Yield team. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He has been in the investment industry since 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the CFA designation.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorgan Chase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Michael J. Schueller, CFA

Mr. Schueller is a senior portfolio manager and research analyst for the WFAM Multi Sector Fixed Income-Plus and High Yield team. Mike joined Wells WFAM as a senior investment research analyst from Strong Capital Management where he held a similar position. He rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan,

WI. Mike first joined Strong in 1998 as associate counsel in the legal department. For the three years previous to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. He earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

Lauren van Biljon, CFA

Lauren van Biljon is a portfolio manager and sovereign analyst for the Global Fixed Income team at Wells Fargo Asset Management (WFAM). She joined WFAM from Evergreen Investments. Prior to this, she served as an emerging market analyst with 4Cast Ltd., where she began her investment industry career. She earned a bachelor’s degree in economics from the University of Cape Town and a master’s degree in economics from the University of Edinburgh. She has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of the Society of Technical Analysts.

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Noah Wise, CFA

Noah Wise is a portfolio manager for the Wells Capital Management Customized Fixed Income team. Noah joined Wells Capital Management in 2008 as a research analyst and later became a portfolio manager in 2013. Prior to joining WellsCap, Noah worked as a lead market maker for Interactive Brokers. He began his investment industry career as an intern for Capital Financial Services in 2001. Noah earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2020.

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	0	3

Total assets of above accounts (millions)	$5,275.67	$0.00	$102.30

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.00	$0.00

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	5

Total assets of above accounts (millions)	$2,044.32	$324.76	$396.57

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	2	9

Total assets of above accounts (millions)	$362.90	$154.28	$2,187.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.00	$0.00	$1,113.05

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	2	9

Total assets of above accounts (millions)	$362.90	$154.28	$2,187.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.00	$0.00	$1,113.05

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	11	5	6

Total assets of above accounts (millions)	$5,934.08	$420.33	$434.92

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Lauren van Biljon

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	1	9

Total assets of above accounts (millions)	$328.29	$59.17	$2,187.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.00	$0.00	$1,113.05

Peter Wilson

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	1	9

Total assets of above accounts (millions)	$328.29	$59.17	$2,187.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3

Total assets of above accounts (millions)	$0.00	$0.00	$1,113.05

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	9

Total assets of above accounts (millions)	$3,802.42	$2,405.77	$895.54

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Fargo Asset Management (International), Limited

WFAM (International) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WFAM (International) has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Fargo Asset Management (International), Limited Compensation. WFAM (International) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WFAM (International) has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2020:

Christopher Y. Kauffman	none
Chris Lee	none
Michael Lee	none
Alex Perrin	none
Michael Schueller	none
Peter Wilson	none
Noah Wise	none
Lauren van Biljon	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2019 to 11/30/2019	0	0.00	0	2,267,241
12/1/2019 to 12/31/2019	0	0.00	0	2,267,241
1/1/2020 to 1/31/2020	0	0.00	0	3,057,359
2/1/2020 to 2/29/2020	0	0.00	0	3,057,359

3/1/2020 to 3/31/2020	105,893	10.73	105,893	2,951,466
4/1/2020 to 4/30/2020	387,257	9.79	387,257	2,564,209
5/1/2020 to 5/31/2020	387,734	10.09	387,734	2,176,475
6/1/2020 to 6/30/2020	430,175	11.00	430,175	1,746,300
7/1/2020 to 7/31/2020	191,155	11.14	191,155	1,555,145
8/1/2020 to 8/31/2020	76,542	11.33	76,542	1,478,603
9/1/2020 to 9/30/2020	241,485	11.17	241,485	1,237,118
10/1/2020 to 10/31/2020	364,880	10.99	364,880	872,238
Total	2,185,121	10.65	2,185,121	872,238

On November 22, 2019, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2020 and ending on December 31, 2020.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:
/s/ Andrew Owen

Andrew Owen President

Date:	December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:
/s/ Andrew Owen

Andrew Owen President

Date:	December 22, 2020

By:
/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date:	December 22, 2020